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                                   EXHIBIT 10.26


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THE ROBERSON COMPANY   SINCE 1963

FAX TRANSMISSION


FROM THE DESK OF:                 JAMES D. ROBERSON              DATE: 2/1/97

TO:                               DICK MORA
                                  COASTCAST CORPORATION

FAX NUMBER:                       310-631-3715
PHONE NUMBER:

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Pages:      1
Re:         SERP Amendment



                      SECOND AMENDMENT TO COASTCAST CORPORATION
                       SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     Whereas, the Company desires to credit Mr. Richard Mora with a new schedule for purposes of the vesting of benefits provided by the Coastcast Corporation Supplemental Executive Retirement Plan.

     Now, therefore, for purposes of calculating the Target Retirement Benefits under paragraph 3.1 of the Plan and for all other purposes under the Plan, Richard W. Mora shall be credit with two (2) Years of Participation, each year, as such term is defined in paragraph 1.16 of the Plan.


                                         COASTCAST CORPORATION


                                         By    /s/Hans H. Buehler
                                              --------------------

                                         Its    Chairman   CEO
                                              --------------------

                                         Date    2-18-97
                                              --------------------


         4199 CAMPUS DRIVE, SUITE 730, IRVINE, CALIFORNIA 92612-2698
                VOICE: (714) 509-2940  FAX: (714) 509-2945